Exhibit 32 (a)

CERTIFICATION PURSUANT TO
18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q/A of First Citizens Bancshares, Inc. (the "Company") for the quarter just ended, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned Chief Executive Officer of the Company, certifies to the best knowledge and belief of the Officer of the Company, certifies to the best knowledge and belief of the signatory, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

    The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
    The information contained in the Report fairly presented, in all material respects, the financial condition and results of operations of the Company.

                                                                                                /s/ Katie S. Winchester
                                                                                                Chief Executive Officer
                                                                                                 Date: July 27, 2005